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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM 8-K

             CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): October 15, 2001



                            MOHAWK INDUSTRIES, INC.
            (Exact name of registrant as specified in its charter)


      Delaware                     01-19826                   52-1604305
      --------                     --------                   ----------
   (State or other             (Commission File              (IRS Employer
   Jurisdiction of                 Number)                Identification No.)
   Incorporation)




              160 South Industrial Blvd., Calhoun, Georgia 30701
  --------------------------------------------------------------------------
         (Address, including zip code, of principal executive offices)





                                (706) 629-7721
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             (Registrant's telephone number, including area code)
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Item 5.   Other Events
          ------------

          On October 15, 2001, Mohawk Industries, Inc. ("Mohawk") issued a press release announcing earnings for the third quarter and nine months ended September 29, 2001. A copy of such press release is included as an exhibit to this report and, other than the sixth paragraph thereof, incorporated herein by reference under this Item 5.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.
          -------------------------------------------------------------------

          C. Exhibits

          99.1 Press Release dated October 15, 2001

Item 9.   Regulation FD Disclosure.
          -------------------------

          On October 15, 2001, Mohawk Industries, Inc. ("Mohawk") issued a press release announcing earnings for the third quarter and the nine months ended September 29, 2001. A copy of such press release is included as an exhibit to this report and seventh paragraph thereof is incorporated herein by reference under this Item 9.
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           Mohawk Industries, Inc.



Date: October 15, 2001                     By: /s/ Frank H. Boykin
                                               -------------------
                                               Frank H. Boykin
                                               VP & Corporate Controller
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                               INDEX TO EXHIBITS
                               -----------------

Exhibit
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99.1           Press Release dated October 15, 2001